Plan Termination	12 Months Ended
Dec. 31, 2025
EBP PMI DPSP
EBP, Description of Plan [Line Items]
Plan Termination	Plan Termination:
The Board of Directors of Philip Morris International Inc. (the “Board”) has the right, subject to the applicable provisions of ERISA and the Code, to amend (retroactively or otherwise) the Plan, suspend making the Company Contribution and/or Company Match Contributions to the Plan or to terminate the Plan. The Board has delegated to the Benefits Control Committee and the Administrator the right to amend the Plan, provided that the first year cost of such amendment does not exceed specified dollar limits. The Company has the right to terminate its participation in the Plan. However, no such action may deprive any participant or beneficiary under the Plan of any vested right.